Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

Evelyn T. Furukawa

400 South Hope Street, Suite 500

Los Angeles, California 90071

213.630.6463

(Name, address and telephone number of agent for service)

TRIBUNE MEDIA COMPANY

(Exact name of obligor as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

435 North Michigan Avenue Chicago, Illinois	60611
(Address of principal executive offices)	(Zip code)

5.875% Senior Notes due 2022

(Title of the Indenture Securities)

Tribune Media Company

Table of Additional Obligors

Exact Name of Registrant as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
Baseline Acquisitions, LLC	Subsidiary Guarantor	Delaware	30-0701482
Baseline, LLC	Subsidiary Guarantor	Delaware	61-1661620
CastTV Inc.	Subsidiary Guarantor	Delaware	20-8548742
Chicagoland Television News, LLC	Subsidiary Guarantor	Delaware	36-3801352
Classified Ventures Holdco, LLC	Subsidiary Guarantor	Delaware	37-1702523
FoxCo Acquisition, LLC	Subsidiary Guarantor	Delaware	26-1621964
FoxCo Acquisition Finance Corporation	Subsidiary Guarantor	Delaware	26-2663860
FoxCo Acquisition Sub, LLC	Subsidiary Guarantor	Delaware	26-1621807
Gracenote, Inc.	Subsidiary Guarantor	Delaware	35-2052662
KDAF, LLC	Subsidiary Guarantor	Delaware	36-4736969
KIAH, LLC	Subsidiary Guarantor	Delaware	76-0484014
KPLR, Inc	Subsidiary Guarantor	Missouri	43-0737943
KRCW, LLC	Subsidiary Guarantor	Delaware	32-0381772
KSTU, LLC	Subsidiary Guarantor	Delaware	26-2467066
KSTU License, LLC	Subsidiary Guarantor	Delaware	26-2467494
KSWB, LLC	Subsidiary Guarantor	Delaware	94-2457035
KTLA, LLC	Subsidiary Guarantor	Delaware	95-1743404
KTVI, LLC	Subsidiary Guarantor	Delaware	26-2466669
KTVI License, LLC	Subsidiary Guarantor	Delaware	26-2466730
KTXL, LLC	Subsidiary Guarantor	Delaware	68-0183844
KWGN, LLC	Subsidiary Guarantor	Delaware	84-0565347
Local TV, LLC	Subsidiary Guarantor	Delaware	20-8182582
Local TV Aircraft, Inc.	Subsidiary Guarantor	Delaware	27-2793325
Local TV Finance, LLC	Subsidiary Guarantor	Delaware	20-8613926
Local TV Finance Corporation	Subsidiary Guarantor	Delaware	20-8849384
Local TV Holdings, LLC	Subsidiary Guarantor	Delaware	11-3841144
Local TV Norfolk Real Estate, LLC	Subsidiary Guarantor	Delaware	27-3219274
Magic T Music Publishing Company, LLC	Subsidiary Guarantor	Delaware	36-3716522
Media by Numbers, LLC	Subsidiary Guarantor	Delaware	80-0274967
Oak Brook Productions, LLC	Subsidiary Guarantor	Delaware	36-4012598
Riverwalk Holdco, LLC	Subsidiary Guarantor	Delaware	80-0852493
Riverwalk Holdco II, LLC	Subsidiary Guarantor	Delaware	90-0938767
Studio Systems, LLC	Subsidiary Guarantor	Delaware	80-0274968
Tower Distribution Company, LLC	Subsidiary Guarantor	Delaware	73-1539066
Towering T Music Publishing Company, LLC	Subsidiary Guarantor	Delaware	36-4202470
Tribune (FN) Cable Ventures, LLC	Subsidiary Guarantor	Delaware	36-3909782
Tribune Broadcasting Company, LLC	Subsidiary Guarantor	Delaware	36-3082568
Tribune Broadcasting Company II, LLC	Subsidiary Guarantor	Delaware	36-4766010
Tribune Broadcasting Denver, LLC	Subsidiary Guarantor	Delaware	26-2466053
Tribune Broadcasting Denver License, LLC	Subsidiary Guarantor	Delaware	26-2466204
Tribune Broadcasting Fort Smith, LLC	Subsidiary Guarantor	Delaware	20-8614038
Tribune Broadcasting Fort Smith License, LLC	Subsidiary Guarantor	Delaware	20-8614064
Tribune Broadcasting Hartford, LLC	Subsidiary Guarantor	Delaware	06-1501268

Exact Name of Registrant as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
Tribune Broadcasting Indianapolis, LLC	Subsidiary Guarantor	Delaware	90-0866434
Tribune Broadcasting Kansas City, Inc.	Subsidiary Guarantor	Delaware	13-3771990
Tribune Broadcasting Norfolk, LLC	Subsidiary Guarantor	Delaware	20-8614526
Tribune Broadcasting Oklahoma City, LLC	Subsidiary Guarantor	Delaware	20-8614282
Tribune Broadcasting Oklahoma City License, LLC	Subsidiary Guarantor	Delaware	20-8614407
Tribune Broadcasting Seattle, LLC	Subsidiary Guarantor	Delaware	62-1172975
Tribune Digital Ventures, LLC	Subsidiary Guarantor	Delaware	32-0420944
Tribune Entertainment Company, LLC	Subsidiary Guarantor	Delaware	36-2596232
Tribune Management Holdings, LLC	Subsidiary Guarantor	Delaware	90-0866362
Tribune Media Services, LLC	Subsidiary Guarantor	Delaware	13-0571080
Tribune National Marketing Company, LLC	Subsidiary Guarantor	Delaware	36-3166231
Tribune Television New Orleans, Inc.	Subsidiary Guarantor	Delaware	36-3234055
WDAF License, Inc.	Subsidiary Guarantor	Delaware	13-3771993
WDAF Television, Inc.	Subsidiary Guarantor	Delaware	13-3818215
WDCW, LLC	Subsidiary Guarantor	Delaware	36-4308300
WGHP, LLC	Subsidiary Guarantor	Delaware	26-2466872
WGHP License, LLC	Subsidiary Guarantor	Delaware	26-2466914
WGN Continental Broadcasting Company, LLC	Subsidiary Guarantor	Delaware	36-1919530
WHNT, LLC	Subsidiary Guarantor	Delaware	20-8613971
WHNT License, LLC	Subsidiary Guarantor	Delaware	20-8614006
WHO License, LLC	Subsidiary Guarantor	Delaware	20-8614152
WHO Television, LLC	Subsidiary Guarantor	Delaware	20-8614129
WITI License, LLC	Subsidiary Guarantor	Delaware	26-2468215
WITI Television, LLC	Subsidiary Guarantor	Delaware	26-2468187
WJW License, LLC	Subsidiary Guarantor	Delaware	26-2467026
WJW Television, LLC	Subsidiary Guarantor	Delaware	26-2466979
WNEP, LLC	Subsidiary Guarantor	Delaware	20-8614437
WPHL, LLC	Subsidiary Guarantor	Delaware	36-4736896
WPIX, LLC	Subsidiary Guarantor	Delaware	36-3110191
WPMT, LLC	Subsidiary Guarantor	Delaware	90-0867040
WQAD, LLC	Subsidiary Guarantor	Delaware	20-8614101
WQAD License, LLC	Subsidiary Guarantor	Delaware	20-8614115
WREG, LLC	Subsidiary Guarantor	Delaware	20-8614480
WREG License, LLC	Subsidiary Guarantor	Delaware	20-8614509
WSFL, LLC	Subsidiary Guarantor	Delaware	65-0085256
WTVR, LLC	Subsidiary Guarantor	Delaware	26-2465879
WTVR License, LLC	Subsidiary Guarantor	Delaware	26-2465943
WXMI, LLC	Subsidiary Guarantor	Delaware	30-0743068
Tribune Real Estate Holdings, LLC	Subsidiary Guarantor	Delaware	30-0757120
Tribune Real Estate Holdings II, LLC	Subsidiary Guarantor	Delaware	32-0479404
501 N. Orange Holdco, LLC	Subsidiary Guarantor	Delaware	47-4939275
AL-Huntsville-200 Holmes Avenue, LLC	Subsidiary Guarantor	Delaware	61-1725110
AR-Fort Smith-318 North 13th Street, LLC	Subsidiary Guarantor	Delaware	46-4156120
AR-Van Buren-179 Gladewood Road, LLC	Subsidiary Guarantor	Delaware	61-1725310
CA-4655 Fruitridge Road, LLC	Subsidiary Guarantor	Delaware	90-0914160
CA-LATS South, LLC	Subsidiary Guarantor	Delaware	47-4781358
CA-Olympic Plant, LLC	Subsidiary Guarantor	Delaware	80-0874953
CA-Los Angeles Times Square, LLC	Subsidiary Guarantor	Delaware	80-0874068
CO-1006 Lookout Mountain Road, LLC	Subsidiary Guarantor	Delaware	90-0917909
CO-Clear Creek County-Argentine Pass, LLC	Subsidiary Guarantor	Delaware	36-4774509

Exact Name of Registrant as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
CO-Denver-100 East Speer Boulevard, LLC	Subsidiary Guarantor	Delaware	36-4774128
CO-Golden-21214 Cedar Lake Road, LLC	Subsidiary Guarantor	Delaware	61-1725529
CT-121 Wawarme Avenue, LLC	Subsidiary Guarantor	Delaware	90-0919378
CT-285 Broad Street, LLC	Subsidiary Guarantor	Delaware	80-0878639
CT-WTIC, LLC	Subsidiary Guarantor	Delaware	80-0878932
FL-633 North Orange Avenue, LLC	Subsidiary Guarantor	Delaware	38-3894443
FL-Deerfield Plant, LLC	Subsidiary Guarantor	Delaware	90-0920858
FL-Orlando Sentinel, LLC	Subsidiary Guarantor	Delaware	90-0921481
IA-Alleman Polk County, LLC	Subsidiary Guarantor	Delaware	37-1745762
IA-Des Moines-1801 Grand Avenue, LLC	Subsidiary Guarantor	Delaware	30-0803227
IL-11201 Franklin Avenue, LLC	Subsidiary Guarantor	Delaware	80-0880621
IL-16400 South 105th Court, LLC	Subsidiary Guarantor	Delaware	37-1710096
IL-2501 West Bradley Place, LLC	Subsidiary Guarantor	Delaware	80-0881370
IL-3249 North Kilpatrick, LLC	Subsidiary Guarantor	Delaware	32-0398410
IL-3722 Ventura Drive, LLC	Subsidiary Guarantor	Delaware	36-4750750
IL-720 Rohlwing Road, LLC	Subsidiary Guarantor	Delaware	30-0760389
IL-777 West Chicago Avenue, LLC	Subsidiary Guarantor	Delaware	80-0883760
IL-Henry County-Rustic Hill, LLC	Subsidiary Guarantor	Delaware	32-0424158
IL-Moline-3003 Park 16 Street, LLC	Subsidiary Guarantor	Delaware	36-4774789
IL-Orion-2880 North 1100 Avenue, LLC	Subsidiary Guarantor	Delaware	46-4523419
IL-Tribune Tower, LLC	Subsidiary Guarantor	Delaware	90-0925857
IN-2350 Westlane Road, LLC	Subsidiary Guarantor	Delaware	36-4751449
IN-6910 Network Place, LLC	Subsidiary Guarantor	Delaware	90-0926932
IN-Trafalgar WTTV, LLC	Subsidiary Guarantor	Delaware	90-0927399
IN-Windfall WTTV, LLC	Subsidiary Guarantor	Delaware	80-0886250
MD-3400 Carlins Park Drive, LLC	Subsidiary Guarantor	Delaware	80-0887671
MD-601 N. Calvert, LLC	Subsidiary Guarantor	Delaware	47-4925604
MD-North Calvert Street, LLC	Subsidiary Guarantor	Delaware	80-0888076
MI-3117 Plaza Drive, LLC	Subsidiary Guarantor	Delaware	36-4752474
MI-Davis Road, LLC	Subsidiary Guarantor	Delaware	37-1712522
MO-Kansas City-3020 Summit Street, LLC	Subsidiary Guarantor	Delaware	61-1726527
MO-St Louis-Emil Avenue, LLC	Subsidiary Guarantor	Delaware	36-4775119
NC-High Point-2005 Francis Street, LLC	Subsidiary Guarantor	Delaware	32-0429529
NC-Sofia-4119 Old Courthouse Road, LLC	Subsidiary Guarantor	Delaware	38-3920837
OH-Cleveland-5800 South Marginal Road, LLC	Subsidiary Guarantor	Delaware	46-4339437
OH-Parma-4501 West Pleasant Valley Road, LLC	Subsidiary Guarantor	Delaware	46-4349988
OK-Oklahoma City-East Britton Road, LLC	Subsidiary Guarantor	Delaware	46-4359609
OR-10255 SW Arctic Drive, LLC	Subsidiary Guarantor	Delaware	90-0932076
PA-2005 South Queen Street, LLC	Subsidiary Guarantor	Delaware	90-0932550
PA-5001 Wynnefield Avenue, LLC	Subsidiary Guarantor	Delaware	80-0891131
PA-550 East Rock Road, LLC	Subsidiary Guarantor	Delaware	35-2467596
PA-Luzerne County-Penobscot Mountain, LLC	Subsidiary Guarantor	Delaware	46-4415654
PA-Moosic-16 Montage Mountain Road, LLC	Subsidiary Guarantor	Delaware	46-4370430
PA-Morning Call, LLC	Subsidiary Guarantor	Delaware	90-0934508
PA-Ransom, LLC	Subsidiary Guarantor	Delaware	46-4419901
PA-South Abington-Rt. 11 and Morgan Hwy, LLC	Subsidiary Guarantor	Delaware	46-4438744

Exact Name of Registrant as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
TN-Memphis-803 Channel 3 Drive, LLC	Subsidiary Guarantor	Delaware	46-4453048
TREH CM Member 2, LLC	Subsidiary Guarantor	Delaware	47-5154408
TREH Costa Mesa, LLC	Subsidiary Guarantor	Delaware	47-4915965
TX-7700 Westpark Drive, LLC	Subsidiary Guarantor	Delaware	80-0893252
TX-8001 John Carpenter Freeway, LLC	Subsidiary Guarantor	Delaware	90-0937113
UT-Salt Lake City-Amelia Earhart Drive, LLC	Subsidiary Guarantor	Delaware	46-4467717
VA-216 Ironbound Road, LLC	Subsidiary Guarantor	Delaware	90-0937543
VA-Norfolk-720 Boush Street, LLC	Subsidiary Guarantor	Delaware	46-4484764
VA-Portsmouth-1318 Spratley Street, LLC	Subsidiary Guarantor	Delaware	46-4493002
VA-Richmond, LLC	Subsidiary Guarantor	Delaware	46-4537423
VA-Suffolk-5277 Nansemond Parkway, LLC	Subsidiary Guarantor	Delaware	46-4509229
WA-1813 Westlake Avenue, LLC	Subsidiary Guarantor	Delaware	90-0938179
WI-Brown Deer-9001 North Green Bay Road, LLC	Subsidiary Guarantor	Delaware	46-4307199
WI-Milwaukee-1100 East Capital Drive, LLC	Subsidiary Guarantor	Delaware	30-0801474

*	The address including zip code and telephone number including area code for each Additional Obligor is c/o Tribune Media Company, 435 North Michigan Avenue Chicago, Illinois 60611, (212) 210-2786.

1.	General information. Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

Name	Address

Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3-15. Not applicable.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-121948) and all amendments thereto (Exhibit 1 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-152875).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-152875).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-152875).

6.	The consent of the trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 24th day of March, 2016.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Richard Tarnas
Name: Richard Tarnas
Title: Vice President

EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Tribune Media Company, The Bank of New York Mellon Trust Company, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Richard Tarnas

Chicago, Illinois

March 24, 2016

EXHIBIT 7

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business December 31, 2015, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	6,117
Interest-bearing balances	272,045
Securities:
Held-to-maturity securities	0
Available-for-sale securities	679,285
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	11,408
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	77,335
Other assets	118,036

Total assets	$2,020,539

11

LIABILITIES
Deposits:
In domestic offices	505
Noninterest-bearing	505
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable Subordinated notes and debentures	0
Other liabilities	276,953
Total liabilities	277,458
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,122,455
Not available
Retained earnings	620,521
Accumulated other comprehensive income	-895
Other equity capital components	0
Not available
Total bank equity capital	1,743,081
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,743,081

Total liabilities and equity capital	2,020,539

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty             )             CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President            )

William D. Lindelof, Director               )             Directors (Trustees)

Alphonse J. Briand, Director                 )

2